Allmerica IRA

ALLMERICA
FINANCIAL®

ANNUAL REPORT

DECEMBER 31, 2004

General Information

Officers of First Allmerica Financial Life Insurance Company (FAFLIC)

Michael A. Reardon, President and CEO

Edward J. Parry III, Chief Financial Officer

J. Kendall Huber, Senior Vice President and General Counsel

John P. Kavanaugh, Vice President and Chief Investment Officer

Mark C. McGivney, Vice President and Treasurer

Charles F. Cronin, Vice President and Secretary

Investment Advisers

Allmerica Financial Investment Management Services, Inc.

440 Lincoln Street, Worcester, MA 01653

Investment Sub-Advisers

Opus Investment Management, Inc.

440 Lincoln Street, Worcester, MA 01653

Equity Index Fund

Government Bond Fund

Money Market Fund

Select Investment Grade Income Fund

Goldman Sachs Asset Management, L.P.

32 Old Slip, New York, NY 10005

Core Equity Fund (Co-Sub-Adviser)

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf, Boston, MA 02110

Select International Equity Fund (Co-Sub-Adviser)

J.P. Morgan Investment Management Inc.

522 Fifth Avenue, New York, NY 10036

Select International Equity Fund (Co-Sub-Adviser)

UBS Global Asset Management (Americas) Inc.

One North Wacker Drive, Chicago, IL 60606

Core Equity Fund (Co-Sub-Adviser)

One or more funds may not be available under the variable product which you have chosen. Inclusion in this report of a fund which is not available under your contract/policy is not to be considered a solicitation.

Performance Disclosure

Allmerica IRA

Average Annual Total Returns as of 12/31/04

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews that follow.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The following funds are available under the group variable annuity you have chosen:

AIT Select International Equity Fund

AIT Core Equity Fund

AIT Equity Index Fund

AIT Select Investment Grade Income Fund

AIT Government Bond Fund

AIT Money Market Fund

If you would like to request additional copies of this report, please call 1-800-533-7881

The Allmerica IRA contract is issued by

First Allmerica Financial Life Insurance Company and offered by

VeraVest Investments, Inc., member NASD/SIPC.

THE ALLMERICA FINANCIAL COMPANIES

The Hanover Insurance Company • Citizens Insurance Company of America • Citizens Management Inc.

Allmerica Financial Alliance Insurance Company • Allmerica Financial Benefit Insurance Company • AMGRO, Inc.

Financial Profiles, Inc. • VeraVest Investments, Inc. • VeraVest Investment Advisors, Inc. • Opus Investment Management, Inc.

First Allmerica Financial Life Insurance Company • Allmerica Financial Life Insurance and Annuity Company (all states except NY)

440 Lincoln Street, Worcester, Massachusetts 01653

www.allmerica.com

AR-IRA (12/04)